UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 1, 2023

Commission file number 001-16111

GLOBAL PAYMENTS INC.

(Exact name of registrant as specified in charter)

Georgia	58-2567903
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

3550 Lenox Road, Atlanta, Georgia	30326
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 829-8000

NONE

(Former name, former address and former fiscal year, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act

Title of each class	Trading symbol	Name of exchange on which registered
Common stock, no par value	GPN	New York Stock Exchange
4.875% Senior Notes due 2031	GPN31A	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Executive Officer and Director

On May 1, 2023, Global Payments Inc. (the “Company”) announced that Cameron M. Bready, the Company’s existing President and Chief Operating Officer will succeed Jeffrey S. Sloan as Chief Executive Officer of the Company, with the title of President and Chief Executive Officer, effective June 1, 2023 (the “Effective Date”). Mr. Bready will also be elected to the Board of Directors of the Company as of the Effective Date.

Mr. Bready, aged 51, has served as the Company’s President and Chief Operating Officer since September 2019. Mr. Bready served as the Company’s Senior Executive Vice President and Chief Financial Officer from March 2017 to September 2019, and as the Company’s Executive Vice President and Chief Financial Officer from June 2014 to February 2017. Mr. Bready previously served as the Executive Vice President and Chief Financial Officer of ITC Holdings Corp., a publicly-traded independent electric transmission company (“ITC”) from February 2012 to June 2014, as Executive Vice President, Treasurer and Chief Financial Officer of ITC from January 2011 to February 2012, and as Senior Vice President, Treasurer and Chief Financial Officer of ITC from April 2009 to January 2011.

In connection with his appointment, the Company and Mr. Bready have entered into an amended and restated employment agreement, dated May 1, 2023, attached hereto as Exhibit 10.1 and incorporated herein by reference. The terms of the amended and restated employment agreement are substantially the same as the current Chief Executive Officer’s employment agreement with the Company, as described under the caption “Compensation of Named Executed Officers—Employment Agreements with Our Named Executive Officers” in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 16, 2023. Mr. Bready’s salary under his amended and restated employment agreement will be $1,000,000 per year and his target annual bonus opportunity will be not less than 200% of his then-current base salary.

The foregoing description of the amended and restated employment agreement is qualified in its entirety by reference to the full text of the agreement, as attached hereto as Exhibit 10.1.

There are no family relationships between Mr. Bready and any Company director or executive officer, and no arrangements or understandings between Mr. Bready and any other person pursuant to which he was selected as an officer. Mr. Bready is not a party to any current or proposed transaction with the Company for which disclosure is required under Item 404(a) of Regulation S-K.

Departure of Chief Executive Officer

On May 1, 2023, the Company announced that it had entered into a letter agreement with Mr. Sloan dated May 1, 2023 and attached hereto as Exhibit 10.2 pursuant to which the parties acknowledged that Mr. Sloan will be leaving the Company and the Board effective June 1, 2023 as part of the Board’s implementation of the Company’s management succession plan. The letter agreement provides that Mr. Sloan is resigning with good reason from his position as Chief Executive Officer (as that term is defined under his existing employment agreement filed as Exhibit 10.20 to the Company’s Form 10-K for the year ended December 31, 2022). Mr. Sloan will aid in the transition of his roles to Mr. Bready over the coming weeks.

Mr. Sloan will receive the payments and benefits to which he is entitled under his employment agreement, as described under the caption “Compensation of Named Executed Officers—Employment Agreements with Our Named Executive Officers” in the Company’s Definitive Proxy Statement for the 2023 Annual Meeting of Shareholders, as filed with the Securities and Exchange Commission on March 16, 2023. Mr. Sloan and the Company have also entered into the letter agreement referenced above, which memorializes the foregoing and pursuant to which Mr. Sloan will also execute a customary release of claims in favor of the Company on the Effective Date.

The foregoing description of the letter agreement is qualified in its entirety by reference to the full text of the letter agreement, as attached hereto as Exhibit 10.2.

Item 7.01 Regulation FD Disclosure

On May 1, 2023, the Company issued a press release announcing the management leadership transition, including naming Mr. Bready as President and Chief Executive Officer, effective June 1, 2023, and Mr. Sloan resigning as Chief Executive Officer and from the Board on the same date. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

The information furnished pursuant to Item 7.01 of this Current Report on 8-K and in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act, is not subject to the liabilities of that section and is not deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as otherwise expressly stated in such filing.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits:

The following exhibits are attached with this Current Report on Form 8-K:

Exhibit No.	Exhibit Description

10.1	Amended and Restated Employment Agreement, dated May 1, 2023, between the Company and Cameron M. Bready

10.2	Letter Agreement, dated May 1, 2023, between the Company and Jeffrey S. Sloan

99.1	Press Release of Global Payments Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL PAYMENTS INC.

Date: May 1, 2023	/s/ David L. Green
David L. Green
Senior Executive Vice President, General Counsel and Corporate Secretary